UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 6, 2026
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices) (ZIP Code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC
Nasdaq Texas, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 10, 2026, Construction Partners, Inc. (the “Company”) notified The Nasdaq Stock Market LLC (“Nasdaq”) that due to the death of Michael H. McKay, an independent director of the Company and member of the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”), the Audit Committee has been reduced to two independent directors, and the Company is not compliant with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Audit Committee to be composed of a minimum of three independent directors. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company intends to rely on the cure period to reestablish compliance with Nasdaq Listing Rule 5605(c)(2)(A). The cure period is generally defined as the earlier of the Company’s next annual meeting of stockholders or July 22, 2027. The Board will begin the process of identifying and selecting a new independent director who satisfies the applicable requirements of the Nasdaq Listing Rules as soon as practicable, and the Company intends to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A) within the cure period described above.

Item 3.02.    Unregistered Sales of Equity Securities.
On August 6, 2026, following approval of the Compensation Committee of the Board at a regularly scheduled meeting, the Company issued a total of 619,000 restricted shares of Class B common stock, $0.001 par value (“Class B common stock”), with time-based vesting criteria under the Construction Partners, Inc. 2024 Restricted Stock Plan to certain employees of the Company. The restricted shares of Class B common stock were not registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The shares vest in full as a single tranche for each recipient on September 30, 2030, subject to the respective recipient’s continued service with the Company through such date.
Item 7.01.     Regulation FD Disclosure.
On August 10, 2026, the Company issued a press release expressing its condolences and honoring the life and contributions of Mr. McKay. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Exchange Act. The forward-looking statements contained in this Current Report on Form 8-K include, without limitation, statements related to the appointment of a new independent director and the Company’s intention to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A) prior to the expiration of the cure period. These forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements include, among others, the Company’s ability to identify and retain a new independent director during the cure period, if at all, and the other risks, uncertainties and factors set forth under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and its subsequently filed Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1**	Press release dated August 10, 2026
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.
** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: August 10, 2026	By:	/s/ Gregory A. Hoffman
Gregory A. Hoffman
Senior Vice President and Chief Financial Officer